MCGLADREY & PULLEN, LLP
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS




                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 10 to the Registration Statement on Form N-N1A, File No. 33-25779 of Templeton Institutional Funds, Inc.



                                            /s/MCGLADREY & PULLEN, LLP
                                              McGladrey & Pullen, LLP

New York,  New York
February 12, 1997